SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [    ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

                                 PIMCO EQUITY SERIES

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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[ ]	Fee paid previously with preliminary materials.
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	(1)	Amount Previously Paid

	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

FUND FACT SHEET FOR: PIMCO EQUITY SERIES

SPECIAL MEETING IMPORTANT DATES		SPECIAL MEETING LOCATION

Record Date	February 1, 2021	OFFICES OF PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
Mail Date	[ ], 2021	650 NEWPORT CENTER DRIVE
Meeting Date	MARCH 26, 2021 @ 9:00 AM (PT)	NEWPORT BEACH, CALIFORNIA 92660
ADDITIONAL INFORMATION		CONTACT INFORMATION
Ticker Symbols	SEE PAGE 6	Inbound Line	1-888-548-6498
CUSIPs	SEE PAGE 6	Website	www.pimco.com

What are Shareholders being asked to vote on?

For shareholders of the RAFI ETFs ONLY

1.	To approve a new sub-advisory agreement on behalf of the RAFI ETFs between Pacific Investment Management Company LLC (“PIMCO”), the Funds’ investment adviser, and Parametric;

BOARD OF TRUSTEES RECOMMENDATION – “FOR”

For shareholders of the RAE Funds ONLY

2.	To approve a new portfolio implementation agreement on behalf of the RAE Funds among PIMCO, Research Affiliates, LLC (“RALLC”), the RAE Funds’ sub-adviser, and Parametric;

BOARD OF TRUSTEES RECOMMENDATION – “FOR”

For shareholders of the PIMCO Dividend and Income Fund ONLY

3.	To approve a new portfolio implementation agreement on behalf of the PIMCO Dividend and Income Fund among PIMCO, RALLC, the PIMCO Dividend and Income Fund’s sub-adviser, and Parametric;

BOARD OF TRUSTEES RECOMMENDATION – “FOR”

RAE and RAFI are trademarks of Research Affiliates, LLC. Research Affiliates, LLC is a global leader in smart beta and asset allocation. Research Affiliates delivers solutions in partnership with some of the world’s leading financial institutions through their offerings of mutual funds, ETFs, separately managed accounts, and/or commingled accounts. Source: www.researchaffiliates.com

PROPOSALS 1, 2 & 3
What is happening?

Parametric Portfolio Associates LLC (“Parametric”) serves as:

● sub-adviser to the RAFI ETFs;

● portfolio implementer to the RAE Funds and equity portion of the PIMCO Dividend and Income Fund’s portfolio.

Parametric is a wholly owned subsidiary of Eaton Vance Corp. (“EVC”). EVC has entered into an agreement with Morgan Stanley pursuant to which Morgan Stanley will acquire EVC, subject to the completion or

For Internal Distribution Only	Page 1

waiver of various conditions (the “Acquisition”). The Acquisition is expected to close in the second quarter of 2021.

Upon closing of the Acquisition (the “Acquisition Closing Date”), it is expected that the RAFI ETFs’ sub-advisory agreement then in place with Parametric and the RAE Funds’ and PIMCO Dividend and Income Fund’s portfolio implementation agreements then in place with Parametric will automatically terminate in accordance with applicable law.

In case the Acquisition closes before shareholder approval of new sub-advisory and new portfolio implementation agreements (as applicable) is obtained, the Board has approved Parametric as interim sub-adviser to the RAFI ETFs pursuant to an interim sub-advisory agreement and Parametric as interim portfolio implementer to the RAE Funds and to the equity portion of the PIMCO Dividend and Income Fund’s portfolio pursuant to interim portfolio implementation agreements, each to be effective on the Acquisition Closing Date. The terms of the interim agreements are materially identical to those of the current agreements except for term and escrow provisions required by applicable law.

What are shareholders being asked to approve?

In order for each Fund’s operations to continue uninterrupted after the Acquisition and to replace the interim agreements, the Board of Trustees is asking:

1.  the shareholders of the RAFI ETFs to approve new a sub-advisory agreement with Parametric;

2.  the shareholders of the RAE Funds to approve a new portfolio implementation agreement with Parametric; and

3.  the shareholders of the PIMCO Dividend and Income Fund to approve a new portfolio implementation agreement with Parametric.

What will be the impact of the new agreements on my Fund?

It is important to note that in connection with the new agreements and the Acquisition, there will be no changes to your Fund’s fees, and services to be provided by Parametric to your Fund will remain the same under the new agreements. In addition, there will be no changes to the portfolio managers, investment objectives or investment strategies of your Fund.

PROPOSAL 1: To approve a new sub-advisory agreement on behalf of the RAFI ETFs between Pacific Investment Management Company LLC (“PIMCO”), the Funds’ investment adviser, and Parametric;

Why are shareholders being asked to approve a new subadvisory agreement?

Parametric currently serves as sub-adviser to the RAFI ETFs pursuant to a sub-advisory agreement between PIMCO, each Fund’s investment adviser, and Parametric dated June 16, 2017, as supplemented November 5, 2019.

Following the expected automatic termination of the sub-advisory agreement upon the Acquisition Closing Date and to the extent that shareholder approval of the Sub-Advisory Agreement has not been obtained at such time, Parametric will serve as sub-adviser to the RAFI ETFs pursuant to an interim sub-advisory agreement (“Interim Sub-Advisory Agreement”), which was approved by the Board on January 15, 2021, in reliance on Rule 15a-4 under the 1940 Act.

How long does the Interim Sub-Advisory Agreement remain in effect?

Pursuant to Rule 15a-4 under the 1940 Act, the Interim Sub-Advisory Agreement has a duration no greater than 150 days and may be terminated at any time with respect to a RAFI ETF by the Board or a majority of

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the RAFI ETF’s outstanding voting securities without penalty on not more than 10 calendar days’ written notice.

How does the Interim Sub-Advisory Agreement differ from the current and proposed Sub-Advisory Agreements?

With respect to services provided by Parametric to the RAFI ETFs, the Interim Sub-Advisory Agreement contains substantially identical terms as the current sub-advisory agreement. In addition, with respect to services provided by Parametric to the RAFI ETFs, the terms of the Interim Sub-Advisory Agreement and the terms of the proposed Sub-Advisory Agreement are substantially identical.

Therefore, if the Sub-Advisory Agreement is approved, it is expected that there would be no difference in the services to be provided to the RAFI ETFs by Parametric pursuant to all sub-advisory agreements before and after the Acquisition.

Will the sub-advisory services change under the proposed Sub-Advisory Agreement?

Under the terms of the Sub-Advisory Agreement, Parametric will continue to provide, subject to the supervision of PIMCO, investment advisory services to the RAFI ETFs, including execution of all portfolio transactions on behalf of the RAFI ETFs necessary to invest the assets of each RAFI ETF in the component securities of its underlying index.

Will my Fund’s contractual sub-advisory fee rates increase?

The compensation arrangement under the Interim Sub-Advisory Agreement is substantially the same as under the proposed Sub-Advisory Agreement.

Parametric will not be compensated directly by any RAFI ETF, nor will any RAFI ETF’s advisory or other fees increase if the Sub-Advisory Agreement is approved.

When will the new sub-advisory agreement take effect?

The Sub-Advisory Agreement will take effect with respect to a RAFI ETF upon the Acquisition Closing Date or, if later, as soon as practicable after it is approved by shareholders of the RAFI ETF.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 1

PROPOSAL 2: To approve a new portfolio implementation agreement on behalf of the RAE Funds among PIMCO, Research Affiliates, LLC (“RALLC”), the RAE Funds’ sub-adviser, and Parametric;

Why are shareholders being asked to approve a new portfolio implementation agreement?

Parametric currently serves as portfolio implementer to the RAE Funds pursuant to a portfolio implementation agreement among PIMCO, Parametric and RALLC, dated March 11, 2015.

Following the expected automatic termination of the portfolio implementation agreement upon the Acquisition Closing Date and to the extent that shareholder approval of the RAE Portfolio Implementation Agreement has not been obtained at such time, Parametric will serve as portfolio implementer to the RAE Funds pursuant to an interim portfolio implementation agreement (“Interim RAE Portfolio Implementation Agreement”), which was approved by the Board on January 15, 2021, in reliance on Rule 15a-4 under the 1940 Act.

How long does the Interim RAE Portfolio Implementation Agreement remain in effect?

Pursuant to Rule 15a-4 under the 1940 Act, the Interim RAE Portfolio Implementation Agreement has a duration no greater than 150 days and may be terminated at any time with respect to an RAE Fund by the

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Board or a majority of the RAE Fund’s outstanding voting securities without penalty on not more than 10 calendar days’ written notice.

How does the Interim RAE Portfolio Implementation Agreement differ from the current and proposed RAE Portfolio Implementation Agreements?

With respect to services provided by Parametric to the RAE Funds, the Interim RAE Portfolio Implementation Agreement contains substantially identical terms as the current portfolio implementation agreement. In addition, with respect to services provided by Parametric to the RAE Funds, the terms of the Interim RAE Portfolio Implementation Agreement and the terms of the proposed RAE Portfolio Implementation Agreement are substantially identical.

Therefore, if the RAE Portfolio Implementation Agreement is approved, it is expected that there would be no difference in the services to be provided to the RAE Funds by Parametric pursuant to all portfolio implementation agreements before and after the Acquisition.

Will the services change under the proposed RAE Portfolio Implementation Agreement?

Under the terms of the RAE Portfolio Implementation Agreement, Parametric will continue to provide, subject to the direct supervision of RALLC and the ultimate supervision of PIMCO, portfolio implementation services to the RAE Funds including responsibility for effecting all portfolio transactions on behalf of the RAE Funds.

Will my Fund’s contractual fee rates increase?

The compensation arrangement under the Interim RAE Portfolio Implementation Agreement is substantially the same as under the proposed RAE Portfolio Implementation Agreement.

Parametric will not be compensated directly by any RAE Fund, nor will any RAE Fund’s advisory or other fees increase if the RAE Portfolio Implementation Agreement is approved.

When will the RAE Portfolio Implementation Agreement take effect?

The RAE Portfolio Implementation Agreement will take effect with respect to an RAE Fund upon the Acquisition Closing Date or, if later, as soon as practicable after it is approved by shareholders of the RAE Fund.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 2

PROPOSAL 3: To approve a new portfolio implementation agreement on behalf of the PIMCO Dividend and Income Fund among PIMCO, RALLC, the PIMCO Dividend and Income Fund’s sub-adviser, and Parametric;

Why are shareholders being asked to approve a new portfolio implementation agreement?

Parametric currently serves as portfolio implementer to the equity portion of the PIMCO Dividend and Income Fund pursuant to a portfolio implementation agreement among PIMCO, Parametric, and RALLC, dated August 26, 2016.

Following the expected automatic termination of the portfolio implementation agreement upon the Acquisition Closing Date and to the extent that shareholder approval of the DIF Portfolio Implementation Agreement has not been obtained at such time, Parametric will serve as portfolio implementer to the equity portion of the PIMCO Dividend and Income Fund pursuant to an interim portfolio implementation agreement (“Interim DIF Portfolio Implementation Agreement”), which was approved by the Board on January 15, 2021, in reliance on Rule 15a-4 under the 1940 Act.

For Internal Distribution Only	Page 4

How long does the Interim DIF Portfolio Implementation Agreement remain in effect?

Pursuant to Rule 15a-4 under the 1940 Act, the Interim DIF Portfolio Implementation Agreement has a duration no greater than 150 days and may be terminated at any time with respect to the PIMCO Dividend and Income Fund by the Board or a majority of the PIMCO Dividend and Income Fund’s outstanding voting securities without penalty on not more than 10 calendar days’ written notice.

How does the Interim DIF Portfolio Implementation Agreement differ from the current and proposed DIF Portfolio Implementation Agreement?

With respect to services provided by Parametric to the equity portion of the PIMCO Dividend and Income Fund, the Interim DIF Portfolio Implementation Agreement contains substantially identical terms as the current portfolio implementation agreement. In addition, with respect to services provided by Parametric to the equity portion of the PIMCO Dividend and Income Fund, the terms of the Interim DIF Portfolio Implementation Agreement and the terms of the proposed DIF Portfolio Implementation Agreement are substantially identical.

Therefore, if the DIF Portfolio Implementation Agreement is approved, it is expected that there would be no difference in the services to be provided to the equity portion of the PIMCO Dividend and Income Fund by Parametric pursuant to all portfolio implementation agreements before and after the Acquisition.

Will the services change under the proposed DIF Portfolio Implementation Agreement?

Under the terms of the DIF Portfolio Implementation Agreement, Parametric will continue to provide, subject to the direct supervision of RALLC and the ultimate supervision of PIMCO, portfolio implementation services to the PIMCO Dividend and Income Fund including responsibility for effecting all portfolio transactions on behalf of the equity portion of the PIMCO Dividend and Income Fund’s portfolio. In addition, Parametric will continue to have discretion to execute all portfolio transactions on behalf of the equity portion of the PIMCO Dividend and Income Fund necessary to implement the relevant indicative portfolio specified by RALLC.

Will my Fund’s contractual fee rates increase?

The compensation arrangement under the Interim DIF Portfolio Implementation Agreement is substantially the same as under the proposed DIF Portfolio Implementation Agreement.

Parametric will not be compensated directly by the PIMCO Dividend and Income Fund, nor will the PIMCO Dividend and Income Fund’s advisory or other fees increase if the DIF Portfolio Implementation Agreement is approved.

When will the DIF Portfolio Implementation Agreement take effect?

The DIF Portfolio Implementation Agreement will take effect upon the Acquisition Closing Date or, if later, as soon as practicable after it is approved by shareholders of the PIMCO Dividend and Income Fund.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 3

Is my Fund paying for the proxy solicitation?

The expense of preparation, printing and mailing of the proxy card and accompanying Notice of Meeting and Proxy Statement, as well as the costs of any additional solicitation and any adjourned session, will be borne by EVC.

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VOTING METHODS

PHONE:

To cast your vote by telephone with a proxy specialist, call the toll-free number found on your proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

TOUCH-TONE:	To cast your vote via a touch-tone voting line, call the toll-free number and enter the control number found on your proxy card.

INTERNET:	To vote via the Internet, go to the website on your proxy card and enter the control number found on the proxy card.

Proxy Materials Are Available Online At: www.proxyonline.com/docs/PIMCOEquitySeries and https://vote.proxyonline.com/PIMCOFunds/docs/PES_Proxy.pdf

GROUP	FUND NAME	CLASS	TICKER	CUSIP
RAFI ETFs	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF		MFEM	72202L389
	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF		MFUS	72202L363
	PIMCO RAFI Dynamic Multi-Factor International Equity ETF		MFDX	72202L371
	PIMCO RAFI ESG U.S. ETF		RAFE	72201T342
RAE FUNDS	PIMCO RAE Emerging Markets Fund	A	PEAFX	72202L678
	PIMCO RAE Emerging Markets Fund	I-2	PEPFX	72202L652
	PIMCO RAE Emerging Markets Fund	INST	PEIFX	72202L645
	PIMCO RAE Global Fund	A	PFQAX	72202L637
	PIMCO RAE Global Fund	I-2	PFQPX	72202L611
	PIMCO RAE Global Fund	INST	PFQIX	72202L595
	PIMCO RAE Global ex-US Fund	A	PZRAX	72202L587
	PIMCO RAE Global ex-US Fund	I-2	PZRPX	72202L561
	PIMCO RAE Global ex-US Fund	INST	PZRIX	72202L553
	PIMCO RAE International Fund	A	PPYAX	72202L546
	PIMCO RAE International Fund	I-2	PPYPX	72202L520
	PIMCO RAE International Fund	INST	PPYIX	72202L512
	PIMCO RAE US Fund	A	PKAAX	72202L496
	PIMCO RAE US Fund	I-2	PKAPX	72202L470
	PIMCO RAE US Fund	INST	PKAIX	72202L462
	PIMCO RAE US Small Fund	A	PMJAX	72202L454
	PIMCO RAE US Small Fund	I-2	PMJPX	72202L439
	PIMCO RAE US Small Fund	INST	PMJIX	72202L421
DIF	PIMCO Dividend and Income Fund	A	PQIZX	72201T748
	PIMCO Dividend and Income Fund	C	PQICX	72201T730
	PIMCO Dividend and Income Fund	I-2	PQIPX	72201T714
	PIMCO Dividend and Income Fund	INST	PQIIX	72201T672

For Internal Distribution Only	Page 6

PIMCO Equity Series
Level I Call Guide
(CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with PIMCO Equity Series. I wanted to confirm that you have received the proxy material for the Special Meeting of Shareholders scheduled to take place on March 26, 2021.

Have you received the information?

(Pause for response)

If “Yes” or positive response:

If you’re not able to attend the meeting, I can record your voting instructions by phone. Your Board of Trustees is recommending a vote “In Favor” of the proposal.

If “No” or negative response:

I would be happy to review the meeting agenda and record your voting instructions by phone. The Board of Trustees is recommending a vote “In Favor” of the proposal.

Would you like to vote along with the Board’s recommendation?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with PIMCO Equity Series before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions).

For confirmation purposes:

●	Please state your full name. (Pause)

●	According to our records, you reside in (city, state, zip code). (Pause)

●	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms.                     , your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY	Updated 02-03-2021